                        Consent of Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-90653, No. 333-95105, No. 333-105200 and No.
333-96991) of DoubleClick Inc. of our report dated June 26, 2003 relating to the financial statements of DoubleClick Inc. 401(k) Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

New York, New York
June 30, 2003